                               FIFTH AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


     THIS FIFTH AMENDMENT (this "Fifth Amendment"), dated as of January 31, 1995, is by and between CONTINENTAL MATERIALS CORPORATION, a corporation organized under the laws of the State of Delaware (the "Borrower"), THE NORTHERN TRUST COMPANY, an Illinois banking corporation ("Northern"), and LASALLE NATIONAL BANK, a national banking association ("LaSalle Bank", Northern and LaSalle Bank referred to individually as a "Lender" and collectively as the "Lenders"), and shall amend that certain Revolving Credit and Term Loan Agreement dated as of April 20, 1992 executed by and between the Borrower, Northern and LaSalle Bank as previously amended by that certain First Amendment to Revolving Credit and Term Loan Agreement dated as of April 19, 1993 executed by and between the Borrower, Northern and LaSalle Bank, that certain Second Amendment to Revolving Credit and Term Loan Agreement dated as of June 30, 1993 executed by and between the Borrower, Northern and LaSalle Bank, that certain Third Amendment to Revolving Credit and Term Loan Agreement dated as of September 13, 1993 executed by the Borrower, Northern and LaSalle Bank and that certain Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of March 15, 1994 executed by the Borrower, Northern and LaSalle Bank (collectively, the "Credit Agreement").

                                   WITNESSETH:

     WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in certain respects as set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as in the Credit Agreement, as amended hereby.

     2. SECTION 5.4(B). Section 5.4 of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

     "(b) CURRENT RATIO. Permit the ratio of consolidated current assets to current liabilities at any time or from time to time to be less than 1.75:1.0; PROVIDED, HOWEVER, that solely for the purpose of calculating the current ratio under this subsection 5.4(b), the amount of current liabilities attributable to the Term Loan shall be the lesser of $1,400,000 or the aggregate amount of indebtedness outstanding under the Term Notes."

     3. SECTION 5.6. Section 5.6 of the Credit Agreement is hereby amended by deleting "$500,000 (as determined for the period beginning on March 15, 1994 and ending on the Termination Date)" from the fifth (5th) and sixth (6th) line thereof and inserting "$1,500,000 (as determined for the period beginning on January 31, 1995 and ending on the Termination Date)" in lieu thereof.

     4. SECTION 8.1(D). Section 8.1(d) of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

     "(d) The term "Commitment - Term Loan" shall mean each such amount set forth below across from the name of each Lender:

          Lender                                  Amount
          ------                                  ------
          Northern                                $2,700,000
          LaSalle Bank                            $2,700,000."

     5. Section 9.2(a) of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

          "(a) if to the Borrower to 225 West Wacker Drive, Chicago, Illinois
     60606     (Attention:  Treasurer)."

     6. THIRD AMENDED AND RESTATED TERM NOTES. The Term Loan shall be evidenced by third amended and restated term notes, substantially in the form of EXHIBIT A hereto, with appropriate insertions, dated the date of issuance, each payable to the order of each Lender, in the principal amount of $2,700,000 for each Lender (collectively, the "Third Amended and Restated Term Notes"). The Third Amended and Restated Term Notes constitute a renewal and restatement of, and a replacement and substitute for, the Second Amended and Restated Term Note dated as of March 15, 1994 executed by the Borrower in favor of Northern and the Second Amended and Restated Term Note dated as of March 15, 1994 executed by the Borrower in favor of LaSalle Bank (collectively, the "Second Amended and Restated Term Notes"). The indebtedness evidenced by the Third Amended and Restated Term Notes is continuing indebtedness, and nothing herein or in the Third Amended and Restated Term Notes shall be deemed to constitute a payment, settlement or novation of the Second Amended and Restated Term Notes or to release or otherwise adversely affect any lien, mortgage or security interest securing such indebtedness or any rights of either Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.
The term "Term Note", wherever used in the Credit Agreement, shall be deemed to refer to the Third Amended and Restated Term Notes. EXHIBIT B to the Credit Agreement is hereby amended in its entirety to read as set forth in EXHIBIT A hereto.

     7. REPRESENTATIONS AND WARRANTIES. The Borrower hereby remakes, as at the date of execution hereof, all of the representations and warranties set forth in Section 4 of the Credit Agreement as amended hereby and additionally represents and warrants that: (a) the borrowings under the Credit Agreement as amended hereby, the execution and delivery by the Borrower of this Fifth Amendment and the Third Amended and Restated Term Notes and the performance by the Borrower of its obligations under this Fifth Amendment, the Credit Agreement as amended hereby and the Third Amended and Restated Term Notes are within the Borrower's corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b) no Event of Default or Unmatured Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing on the date of execution hereof.

     8. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Fifth Amendment is subject to the conditions precedent that the Lenders shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lenders and their respective counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lenders may request:

          (a)  FIFTH AMENDMENT.  This Fifth Amendment;

          (b) THIRD AMENDED AND RESTATED TERM NOTES. The Third Amended and Restated Term Notes in the form attached hereto as EXHIBIT A, with appropriate insertions, payable to each Lender for the face amount of each Lender's Commitment -Term Loan;

          (c) FOURTH AMENDED AND RESTATED GUARANTIES. A Fourth Amended and Restated Guaranty dated as of the date hereof executed by each of Transit Mix, Phoenix, Williams and Castle;

          (d) RESOLUTIONS. A copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Fifth Amendment, the Credit Agreement as amended hereby, the Third Amended and Restated Term Notes, and the other documents provided for in this Fifth Amendment, certified by the Secretary of the Borrower; and a copy of a resolution of the Board of Directors of each of Transit Mix, Phoenix, Williams and Castle authorizing or ratifying the execution, delivery and performance of a Fourth Amended and Restated Guaranty, and the other documents provided for in such Fourth Amended and Restated Guaranty, certified by the Secretary of each of Transit Mix, Phoenix, Williams and Castle, respectively;

          (e)  NO AMENDMENT - ARTICLES OF INCORPORATION AND BY-LAWS.
     Certificate of no amendments to the Articles of Incorporation of each of the Borrower, Transit Mix, Phoenix, Williams and Castle, respectively, since March 15, 1994 and certificate of no amendments to the By-laws of each of the Borrower, Transit Mix, Phoenix, Williams and Castle, respectively, since March 15, 1994, each certified by the Secretary of each of the Borrower, Transit Mix, Phoenix, Williams and Castle, respectively;

          (f) INCUMBENCY. A certificate of the Secretary of the Borrower certifying the names of the officer or officers of the Borrower authorized to sign this Fifth Amendment, the Third Amended and Restated Term Notes, and the other documents provided for in this Fifth Amendment, together with a sample of the true signature of each such officer (the Lenders may conclusively rely on such certificate until formally advised by a like certificate of any changes therein); and a certificate of the Secretary of each of Transit Mix, Phoenix, Williams and Castle certifying the names of the officer or officers of Transit Mix, Phoenix, Williams and Castle authorized to sign each respective Fourth Amended and Restated Guaranty, and the other documents provided for in such Fourth Amended and Restated Guaranty, together with a sample of the true signature of each such officer (the Lenders may conclusively rely on such certificate until formally advised by a like certificate of any changes therein); and

          (g) CERTIFICATE OF GOOD STANDING. A good standing certificate from the State of Delaware attesting to the good standing of the Borrower.

          (h)  MISCELLANEOUS.  Such other documents as the Lenders may request.

     9. COUNTERPARTS. This Fifth Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     10. SUCCESSORS AND ASSIGNS. This Fifth Amendment and the Credit Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrower, the Lenders and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder or thereunder without the prior written consent of the Lenders.

     11. CAPTIONS. Captions in this Fifth Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     12. FEES. The Borrower agrees, upon written request of the Lenders, to pay or reimburse the Lenders for all reasonable costs and expenses (including legal fees and reasonable time charges of attorneys who may be employees of the Lenders, whether in or out of court, in original or appellate proceedings or in bankruptcy) of preparing, seeking advice in regard to, and enforcing this Fifth Amendment, the Credit Agreement as amended hereby, the Third Amended and Restated Term Notes and any document or instrument executed in connection herewith and therewith.

     13. CONSTRUCTION. This Fifth Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois, and shall be deemed to have been executed in the State of Illinois.

     14. SUBMISSION TO JURISDICTION; VENUE. To induce the Lenders to enter into this Fifth Amendment, the Borrower irrevocably agrees that, subject to each Lender's sole and absolute election, all suits, actions or other proceedings in any way, manner or respect, arising out of or from or related to this Fifth Amendment, the Credit Agreement as amended hereby, the Third Amended and Restated Term Notes, or any document executed in connection herewith and therewith, shall be subject to litigation in courts having situs within Chicago, Illinois. The Borrower hereby consents and submits to the jurisdiction of any local, state or federal court located within Chicago, Illinois. The Borrower hereby waives any right it may have to transfer or change the venue of any suit, action, or other proceeding brought against the Borrower by the Lenders in accordance with this Section.

     15. AMENDMENT TO CREDIT AGREEMENT. This Fifth Amendment shall be deemed to be an amendment to the Credit Agreement. All references to the Credit Agreement in any other document or instrument shall be deemed to refer to the Credit Agreement as amended hereby. As hereby amended, the Credit Agreement is hereby ratified and confirmed in each and every respect.


                           [signature page to follow]

                                   CONTINENTAL MATERIALS CORPORATION



                                   By:  /s/ Joseph J. Sum
                                       ----------------------------------------
I                                  Its: Vice President
                                       ----------------------------------------


                                   THE NORTHERN TRUST COMPANY


                                   By:  /s/ Jeff Cohodes
                                       -----------------------------------------
                                   Its: Vice President
                                       -----------------------------------------


                                   LASALLE NATIONAL BANK


                                   By:  /s/ Ronald T. Kunkel
                                       -----------------------------------------
                                   Its: Commercial Banking Officer
                                       -----------------------------------------